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                                                                   EXHIBIT 10.47
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[LOGO OF BANK OF AMERICA]                                 AMENDMENT TO DOCUMENTS
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                  AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT


     This Amendment No. 3 (the "Amendment") dated as of August 25, 1997, is
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between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and
ST. JOHN KNITS, INC. (the "Borrower").


                                   RECITALS
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     A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of December 15, 1995, as previously amended (the
"Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT
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     1.  DEFINITIONS.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.  AMENDMENTS.  The Agreement is hereby amended as follows:
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         2.1  Paragraph 7.2(b) of the Agreement is deleted in its entirety.

     3.  EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION              ST. JOHN KNITS, INC.



X /s/ ARTHUR P. CARTER                              X /s/ ROGER G. RUPPERT
  --------------------                                --------------------
BY: ARTHUR P. CARTER                                BY: ROGER G. RUPPERT
TITLE: VICE PRESIDENT                               TITLE: SENIOR VICE
                                                           PRESIDENT-FINANCE
                                                           AND CHIEF FINANCIAL
                                                           OFFICER
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AmendL (10/92)                                                     015834-40119
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